                      TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                          through June 30, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                               749,988,732.51
Discounted Principal Balance                                                                                        749,988,732.51
Servicer Advance                                                                                                      1,324,812.20
Servicer Payahead                                                                                                     1,260,008.73
Number of Contracts                                                                                                         34,185
Weighted Average Lease Rate                                                                                                  6.81%
Weighted Average Remaining Term                                                                                               33.8
Servicing Fee Percentage                                                                                                     1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                                      652,079,178.83
Discounted Principal Balance                                                                                        650,950,416.85
Servicer Advances                                                                                                     2,095,261.70
Servicer Pay Ahead Balance                                                                                            2,112,028.12
Maturity Advances Outstanding                                                                                                  -
Number of Current Contracts                                                                                                 35,501
Weighted Average Lease Rate                                                                                                  6.80%
Weighted Average Remaining Term                                                                                               14.3


-----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                             28,124,577.47
  Specified Reserve Fund Percentage                                                                                          9.44%
  Specified Reserve Fund Amount                                                                                      70,761,436.91


                                                                 Class A              Class B                           Total
                                                                  Amount               Amount                           Amount
                                                              -------------          ------------                    -------------
  Beginning Balance                                           66,493,744.32          1,095,750.00                    67,589,494.32
  Withdrawal Amount                                                       -                     -                                -
  Cash Capital Contribution
  Transferor Excess                                            1,232,934.91                                           1,232,934.91
                                                      -----------------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                       67,726,679.23          1,095,750.00                    68,822,429.23
  Specified Reserve Fund Balance                              69,665,686.91          1,095,750.00                    70,761,436.91
                                                      -----------------------------------------------------------------------------
  Release to Transferor                                                   -                     -                                -
  Ending Reserve Fund Balance                                 67,726,679.23          1,095,750.00                    68,822,429.23
  Prior Cumulative Withdrawal Amount                                      -                     -                                -
  Cumulative Withdrawal Amount                                            -                     -                                -
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Vehicles
                                                                                  --------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:
  Liquidated Contracts                                                               83
  Discounted Principal Balance                                                       --                               1,527,905.29
  Net Liquidation Proceeds                                                                                           (1,361,410.73)
  Recoveries - Previously Liquidated Contracts                                                                                 -
                                                                                                  ---------------------------------
  Aggregate Credit Losses for the Collection Period                                                                     166,494.56
                                                                                                  =================================
  Cumulative Credit Losses for all Periods                                                                            4,188,536.51
                                                                                                  =================================
  Repossessed in Current Period                                                      58
                                                                                     --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                   Annualized Average
FOR EACH COLLECTION PERIOD:                                                                               Charge-Off Rate
  Second Preceding Collection Period                                                                                         0.27%
  First Preceding Collection Period                                                                                          0.45%
  Current Collection Period                                                                                                  0.30%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                                          0.34%
Charge-off Rate Indicator ( > 1.25%)                                                                             CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Percent     Accounts          Percent               ANIV
                                                                     -------     --------          -------               ----
DELINQUENT CONTRACTS:
  31-60 Days Delinquent                                               1.27%         451             1.20%             7,811,266.75
  61-90 Days Delinquent                                               0.09%          32             0.09%               580,924.73
  Over 90 Days Delinquent                                             0.03%          10             0.03%               198,612.88
                                                                            --------------------           -----------------------
                                                                            ====================           =======================
  Total Delinquencies                                                               493                               8,590,804.36
                                                                            ====================           =======================
                                                                            ====================           =======================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                         0.14%
  First Preceding Collection Period                                                                                          0.16%
  Current Collection Period                                                                                                  0.12%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                        0.14%
  Delinquency Percentage Indicator ( > 1.25%)                                                                    CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Vehicles
                                                                                          --------
RESIDUAL VALUE (GAIN) LOSS:
  Matured Lease Vehicle Inventory Sold                                                        27                        367,581.76
  Net Liquidation Proceeds                                                                    --                       (355,855.70)
                                                                                                            -----------------------
  Net Residual Value (Gain) Loss                                                                                         11,726.06
                                                                                                            =======================
  Cumulative Residual Value (Gain) Loss all periods                                                                     436,570.28
                                                                                                            =======================

                                                                                            Average                      Average
                                               Number       Scheduled     Sale           Net Liquidation                 Residual
MATURED VEHICLES SOLD FOR                       Sold       Maturities     Ratio             Proceeds                      Value
EACH COLLECTION PERIOD:                        ------      ----------     ------         ---------------                 ---------
  Second Preceding Collection Period             13             1         100.00%           14,241.89                    15,320.42
  First Preceding Collection Period              12             2         100.00%           15,588.17                    17,741.64
  Current Collection Period                      27            134         20.15%           13,179.84                    13,752.10
  Three Month Average                                                                       14,001.12                    15,064.84

                                                                                                            ----------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                             92.94%
                                                                                                            ----------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                                            CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                        AMOUNT/RATIO            TEST MET?

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                        20.15%                   NO

b) Number of Scheduled Maturities > 500                                                           134                    NO

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values        92.94%                   NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

                       TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1998-C
            Distribution Date of July 25, 2000 for the Collection
                 Period of June 1, 2000 through June 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Certificate Balance            Class A1          Class A2
                                                                       -------------------            --------          --------
                                                              Total     Percent   Balance              Balance           Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                98.00%
  Interest Collections                                    4,868,170.01
  Net Investment Income                                     360,191.78
  Non-recoverable Advances                                  (45,552.06)
                                                         --------------
  Available Interest                                      5,182,809.73            5,080,456.30       1,306,403.05     2,934,222.72
  Class A1, A2, A3 Notional Interest Accrual Amount      (3,075,508.25)          (3,075,508.25)       (829,237.50)   (1,914,848.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                       -                       -                  -                -
  Interest Accrual for Adjusted Class B Certificate Bal.   (282,419.42)            (282,419.42)
  Class B Interest Carryover Shortfall                               -                     -
  Servicer's Fee                                           (555,885.41)            (544,087.51)
  Capped Expenses                                           (20,395.10)             (19,962.24)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                       -                   -
  Uncapped Expenses                                                -                       -
                                                         --------------          --------------
  Total Unallocated Interest                              1,248,601.55            1,158,478.88
  Excess Interest to Transferor                                    -             (1,158,478.88)
                                                         --------------          --------------
       Net Interest Collections Available                 1,248,601.55                                        -
                                                         --------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                (174,438.13)
  ACCELERATED PRINCIPAL DISTRIBUTION:                      (135,849.83)
  DEPOSIT TO RESERVE FUND:                                1,232,934.91
  WITHDRAWAL FROM RESERVE FUND:                                                           -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:               294,621.32
  NET WITHDRAWAL FROM THE RESERVE FUND:                                                   -

PRINCIPAL:
  Current Loss Amount                                      (178,220.62)            (174,438.13)       (174,438.13)             -
  Loss Reimbursement from Transferor                        174,438.13              174,438.13         174,438.13              -
  Loss Reimbursement from Reserve Fund                             -                       -                  -                -
                                                         --------------          ---------------  ---------------- ---------------
       Total                                                 (3,782.49)                                       -                -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         --------------
  Ending Balance                                                   -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         --------------
  Ending Balance                                                   -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         --------------
  Ending Balance                                                   -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         --------------
  Ending Balance                                                   -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    -                        -                 -                -
  Allocations - Current Period                           14,684,908.36            14,684,908.36     14,684,908.36              -
  Allocations - Accelerated Principal Distribution          135,849.83               135,849.83        135,849.83              -
  Allocations - Not Disbursed Beginning of Period        82,094,992.88            82,094,992.88     82,094,992.88              -
  Allocations - Not Disbursed End of Period              96,915,751.07            96,915,751.07     96,915,751.07              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -                      -                 -                -
  Allocations - Current Period                            3,357,927.67             3,357,927.67        829,237.50     1,914,848.75
  Allocations - Not Disbursed Beginning of Period                    -                      -                 -                -
  Allocations - Not Disbursed End of Period               3,357,927.67             3,357,927.67        829,237.50     1,914,848.75
DUE TO TRUST - CURRENT PERIOD:                                                                                -
  Total Deposit to/(Withdrawal from) Reserve Fund         1,232,934.91
  Due To Trust                                           17,818,494.08            17,818,494.08     15,557,374.95     1,706,819.62
                                                         --------------          --------------     -------------    -------------
     Total Due To Trust                                  19,051,428.99            17,818,494.08     15,557,374.95     1,706,819.62
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Class A3       Class B             Transferor Interest
                                                                   --------       -------             -------------------
                                                                   Balance        Balance          Interest          Principal
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                             2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                             503,207.10     336,623.43           102,353.43
  Class A1, A2, A3 Notional Interest Accrual Amount             (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                            -
  Interest Accrual for Adjusted Class B Certificate Bal.                       (282,419.42)
  Class B Interest Carryover Shortfall                                                  -
  Servicer's Fee                                                                                     (11,797.90)
  Capped Expenses                                                                                       (432.86)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                    -
  Uncapped Expenses                                                                                         -
                                                                                                 ---------------
  Total Unallocated Interest                                                                          90,122.67
  Excess Interest to Transferor                                                                    1,158,478.88
                                                                                                 ---------------
       Net Interest Collections Available                                                          1,248,601.55

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                         (174,438.13)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                               (135,849.83)
                                                                                                 ---------------
  DEPOSIT TO RESERVE FUND:                                                                           938,313.59
                                                                                                 ---------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                  -             -                                  (3,782.49)
  Loss Reimbursement from Transferor                                   -             -              (174,438.13)
  Loss Reimbursement from Reserve Fund                                 -             -
                                                           ---------------- --------------                          ---------------
       Total                                                           -             -                    -             (3,782.49)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -             -                                      -
  Allocations - Current Period                                         -             -
  Allocations - Accelerated Principal Distribution                     -             -
  Allocations - Not Disbursed Beginning of Period                      -             -
  Allocations - Not Disbursed End of Period                            -             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -             -                    -
  Allocations - Current Period                                  331,422.00    282,419.42
  Allocations - Not Disbursed Beginning of Period                      -             -
  Allocations - Not Disbursed End of Period                     331,422.00    282,419.42
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                  295,745.86    258,553.65                  -                 -
                                                             ---------------  ------------       ---------------    -------------
     Total Due To Trust                                         295,745.86    258,553.65                  -                 -
-----------------------------------------------------------------------------------------------------------------------------------

                                        TOYOTA MOTOR CREDIT CORPORATION
                                 Servicer's Certificate - Toyota Auto Lease Trust 1998-C
               Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000 through June 30, 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                         Certificate Balance                Class A1
                                                                         -------------------                --------
                                                           Total        Percent         Balance     Percent          Balance
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                  749,988,732.51
Discounted Principal Balance                           749,988,732.51
Initial Notional/Certificate Balance                              -     100.00%     735,000,000.00  25.71%           189,000,000
Percent of ANIV                                                                             98.00%                        25.20%
Certificate Factor                                                                       1.0000000                     1.0000000
Notional/Certificate Rate                                                                                                5.2650%
Target Maturity Date                                                                                           December 25, 2000
Servicer Advance                                         1,324,812.20
Servicer Payahead                                        1,260,008.73
Number of Contracts                                            34,185
Weighted Average Lease Rate                            6.81%
Weighted Average Remaining Term                        33.8
Servicing Fee Percentage                               1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                         667,062,491.00
Discounted Principal Balance                           666,540,983.83
Notional/Certificate Balance                                                        735,000,000.00                189,000,000.00
Adjusted Notional/Certificate Balance                                               652,905,007.12                106,905,007.12
Percent of ANIV                                                                             97.88%                         16.03%
Certificate Factor                                                                       1.0000000                     1.0000000
Servicer Advances                                        2,049,410.28
Servicer Pay Ahead Balance                               1,998,757.02
Maturity Advances Outstanding                                       -
Number of Current Contracts                                    35,923
Weighted Average Lease Rate                            6.81%
Weighted Average Remaining Term                        15.3

POOL DATA CURRENT MONTH
Aggregate Net Investment Value                         652,079,178.83
Discounted Principal Balance                           650,950,416.85
Notional/Certificate Balance                                                        735,000,000.00                189,000,000.00
Adjusted Notional/Certificate Balance                                               638,084,248.93                 92,084,248.93
Percent of ANIV                                                                             97.85%                        14.12%
Certificate Factor                                                                       1.0000000                     1.0000000
Servicer Advances                                        2,095,261.70
Servicer Pay Ahead Balance                               2,112,028.12
Maturity Advances Outstanding                                     -
Number of Current Contracts                                    35,501
Weighted Average Lease Rate                              6.80%
Weighted Average Remaining Term                           14.3
Prior Certificate Interest Payment Date              June 26, 2000
Next Certificate Interest Payment Date             September 25, 2000
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Class A2                      Class A3                   Class B
                                                    --------                      --------                   -------
                                              Percent      Balance          Percent    Balance          Percent   Balance
--------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance          57.76%        424,500,000.00  9.90%      72,800,000.00  6.63%        48,700,000.00
Percent of ANIV                                                     56.60%                     9.71%                       6.49%
Certificate Factor                                                1.0000000                1.0000000                   1.0000000
Notional/Certificate Rate                                          5.4130%                   5.4630%                     6.9590%
Target Maturity Date                                     December 25, 2001            March 25, 2002           December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                424,500,000.00             72,800,000.00               48,700,000.00
Adjusted Notional/Certificate Balance                       424,500,000.00             72,800,000.00               48,700,000.00
Percent of ANIV                                                     63.64%                    10.91%                       7.30%
Certificate Factor                                               1.0000000                 1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                424,500,000.00             72,800,000.00               48,700,000.00
Adjusted Notional/Certificate Balance                       424,500,000.00             72,800,000.00               48,700,000.00
Percent of ANIV                                                     65.10%                    11.16%                       7.47%
Certificate Factor                                               1.0000000                 1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                            Transferor Interest
                                                            -------------------
                                                                  Balance
-------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                            14,988,732.51
Percent of ANIV                                                         2.00%
Certificate Factor
Notional/Certificate Rate
Target Maturity Date
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                    14,157,483.88
Adjusted Notional/Certificate Balance                           14,157,483.88
Percent of ANIV                                                         2.12%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                    13,994,929.90
Adjusted Notional/Certificate Balance                           13,994,929.90
Percent of ANIV                                                         2.15%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
---------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                       Vehicles
---------------------------------                                       --------


Principal Collections                                                                               7,315,906.35
Prepayments in Full                                                       311                       5,747,020.36
                                                                          ---
Reallocation Payment                                                       1                           24,898.41
                                                                           -
Interest Collections                                                                                4,868,170.01
Net Liquidation Proceeds and Recoveries                                                             1,361,410.73
Net Liquidation Proceeds - Vehicle Sales                                                              355,855.70
Non-Recoverable Advances                                                                              (45,552.06)
                                                                                          ----------------------
Total Available                                                                                    19,627,709.50
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                      Amount                               Annual Amount
                                                           ------------------------             ---------------------------
    Total Capped Expenses Paid                                     20,395.10                              122,370.60
    Total Uncapped Expenses Paid                                         -                                       -
    Capped and Uncapped Expenses Due                                     -                                       -

SERVICER'S FEE DUE:
    Servicer's Fee Shortfall Carryforward                                -
    Servicer's Fee Due Current Period                             555,885.41
    Servicer's Fee Paid                                           555,885.41
    Servicer's Fee Balance Due                                           -

SUPPLEMENTAL SERVICER'S FEES                                       64,616.22
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                 Vehicles                                Amount
-----------------                                                 --------                                ------
    Beginning Unreinvested Principal Collections                                                                 -
    Principal Collections & Liquidated Contracts                                                                 -
    Allocation to Subsequent Contracts                                0
                                                                      -
                                                                                                ---------------------------
    Ending Unreinvested Principal Collections                                                                    -
---------------------------------------------------------------------------------------------------------------------------

                                                  TOYOTA MOTOR CREDIT CORPORATION
                                          Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                         Distribution Date of July 25, 2000 for the Collection Period of June 1 through June 30, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A1         Class A2              Class A3
                                                                      --------         --------              --------
                                                                       Balance          Balance               Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                     0.23%            0.27%                 0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                         189,000,000.00    424,500,000.00        72,800,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                                    -
   Due to Swap Counterparty                                     -
   Proration %                                         0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to/(receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                            -                  -                    -
Swap Interest Shortfall Inc/(Dec) This Period                                      -                  -                    -
Swap Swap Interest Shortfall Carryover                                             -                  -                    -

INTEREST RESET
Interest Rate                                                             7.00250%         7.04250%              7.09250%
Number of Days                                                              91                91                    91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                         3,345,444.38       7,556,895.94         1,305,177.61
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                               Class B                Total Class
                                                                               -------                -----------
                                                                               Balance                   Balance
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                             2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                                   48,700,000.00            735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %                                         0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to/(receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                                    -                     -
Swap Interest Shortfall Inc/(Dec) This Period                                              -                     -
Swap Swap Interest Shortfall Carryover                                                     -                     -

INTEREST RESET
Interest Rate                                                                     8.77250%
Number of Days                                                                       91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                                 1,079,919.12           13,287,437.04
-------------------------------------------------------------------------------------------------------------------------


              I hereby certify to the best of my knowledge that the servicing report provided is true and correct.


              /S/  HOLLY PEARSON
              --------------------------------------------------------
              Holly Pearson, Treasury Operations Manager


                                      Page 4